SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                  ----------------------------------

                                FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                              October 4, 2005
                   ----------------------------------
                    (Date of earliest event report)


                        WEYERHAEUSER COMPANY
            (Exact name of registrant as specified in charter)

               Washington            1-4825            91-0470860
               ----------            ------            ----------


            (State or other       (Commission        (IRS Employer
            jurisdiction of       File Number)       Identification
            incorporation or                             Number)
              organization)


                       Federal Way, Washington 98063-9777
                    (Address of principal executive offices)
                                   (zip code)

             Registrant's telephone number, including area code:
                                (253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

-----	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)
-----	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
-----	Pre-commencement communications pursuant to Rule 14d-2(b)
	under the Exchange Act(17 CFR 240.14d-2(b))
-----	Pre-commencement communications pursuant to Rule 13e-4(c)
	under the Exchange Act(17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

Item 7.01.  Regulation FD Disclosure


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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON D.C., 20549

ITEM 7.01. REGULATION FD DISCLOSURE

On October 4, 2005, Weyerhaeuser Company issued a press release stating the following:

Weyerhaeuser Announces Indefinite Closure at Prince Albert Pulp & Paper

FEDERAL WAY, Wash. - As a result of poor market conditions, the Prince Albert pulp and paper mill in Saskatchewan faces indefinite closure, Weyerhaeuser Company (NYSE: WY) announced today.

"Today's announcement is an important step in strengthening Weyerhaeuser's overall portfolio to enhance shareholder value," said Steven R. Rogel, chairman, president and chief executive officer. "As part of a strategic review of our businesses operating in structurally challenged segments of the industry, we have determined the Prince Albert mill is no longer a strategic fit for Weyerhaeuser. We will continue to seek additional opportunities to unlock the value of our portfolio."

The uncoated free-sheet paper and pulp markets face fundamental challenges, including excess capacity, declining demand, mounting inventories and weak prices. Weyerhaeuser made its determination regarding the Saskatchewan operation as a result of these market conditions.

The company intends to explore all options with respect to the future of the mill, including identification of potential purchasers. Pursuant to Saskatchewan legislation, the company has given 90 days' notice to begin workforce reduction.

Prince Albert operations will commence a phased, indefinite closure starting Jan. 3, 2006. Paper operations will cease production on or about Jan. 2. The pulp mill will continue operating until spring to minimize risk of damage caused by cold winter weather.

"We fully understand the major impact of these changes for our employees, contractors, the community and customers, and we will work constructively in the weeks and months ahead to prepare for the transition," said Craig Neeser, senior vice president, Canada. "Unfortunately, market conditions have reached a point where we have no alternative."

The Prince Albert facility has an annual capacity of 280,000 tons of uncoated paper and 130,000 tons of market pulp. It employs 690 hourly and salaried employees.

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Weyerhaeuser Company (NYSE: WY), one of the world's largest integrated forest products companies, was incorporated in 1900. In 2004, sales were $22.7 billion. It has offices or operations in 19 countries, with customers worldwide. Weyerhaeuser is principally engaged in the growing and harvesting of timber; the manufacture, distribution and sale of forest products; and real estate construction, development and related activities. Additional information about Weyerhaeuser's businesses, products and practices is available at http://www.weyerhaeuser.com.

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WEYERHAEUSER COMPANY

                                     By   /s/ Steven J. Hillyard
                                          ---------------------------
                                     Its: Vice President and
                                          Chief Accounting Officer
Date:  October 4, 2005
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